                                                                     EXHIBIT 3.5

            FIRST AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT
              OF LIMITED PARTNERSHIP OF SOUTHERN FOODS GROUP, L.P.


         This First Amendment ("Amendment") to the Second Amended and Restated Agreement of Limited Partnership of Southern Foods Group, L.P. (the "Partnership") is made and entered into as of the 31st day of March, 1998, to be effective as of 3:00 p.m. on September 3, 1997 (the "Effective Time"), by and among SFG Management Limited Liability Company ("SFG LLC") as the sole general partner ("General Partner"), and each of the limited partners listed as signatories to this Amendment.

         WHEREAS, on September 3, 1997, the parties to this Amendment entered into that certain Second Amended and Restated Agreement of Limited Partnership to be effective as of 3:00 p.m. on September 3, 1997 (the "Original Partnership Agreement");

         WHEREAS, the parties have determined that certain corrections to the Second Amended and Restated Agreement of Limited Partnership need to be made to clarify the intent of the parties with respect to certain provisions of the Original Partnership Agreement, and the parties desire to set forth those corrections in this Amendment;

         WHEREAS, Mid-America Dairymen, Inc. has changed its name to Dairy Farmers of America, Inc. ("DFA");

         NOW THEREFORE, for and in consideration of the mutual covenants contained in this Amendment, the Partners agree as follows:

         1. Defined terms used in this Amendment shall have the meanings set forth for such terms in the Original Partnership Agreement, except where the context herein requires otherwise.

         2. From and after December 3, 1997, all references to "Mid-America Dairymen, Inc." or "Mid-Am" shall be deemed to be references to "Dairy Farmers of America, Inc." or "DFA," as the case may be.

         3. The first sentence of Section 5.2(a)(i)(E) shall be amended by deleting the phrase "tax authority" and substituting in lieu thereof the phrase "Governmental Authority."

         4. Section 5.2(a)(ii) shall be deleted in its entirety, and the following substituted in its place:


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                 "(ii)    Next, unless limited by the terms of any outstanding
                          financing arrangements set forth in any agreement or agreements to which the Partnership is a party, Net Operating Cash Flow shall be distributed among the Preferred Limited Partners as provided in the terms and conditions applicable to the series of Preferred Limited Partner Interests held by such Preferred Limited Partners."

         5. Sections 6.2(c)(ii)(A) and (B) shall be deleted in their entirety and the following substituted in their place:

                          "(A) Distributions shall be made to the Preferred Limited Partners until each has received an amount equal to the Gross Unpaid Preferred Return, as hereinafter defined, on all series of Preferred Limited Partner Interests held by such Preferred Limited Partner; provided, however, that no distribution shall be made pursuant to this Section 6.2 that creates or increases a Capital Account deficit for any Partner who is not a General Partner which exceeds such Partner's obligation, deemed or actual, to restore such deficit, determined as follows: Distributions shall first be determined tentatively pursuant to this
                                  Section 6.2 without regard to the Partners'
                                  Capital Accounts, and then the allocation provisions of the Appendix shall be applied tentatively as if such tentative distributions had been made. If any Partner who is not a General Partner shall thereby have a deficit Capital Account which exceeds his deemed or actual obligation to restore such deficit, the actual distribution to such Partner pursuant to this Section 6.2 shall be equal to the tentative distribution to such Partner less the amount of the excess to such Partner. "Gross Unpaid Preferred Return" for a series of Preferred Limited Partner Interests means the excess of (i) Allocated Preferred Return for such series, as defined in the terms and conditions applicable to such series, over (ii) the aggregate accumulated Allocated Preferred Return previously paid in cash to the holders of such series of Preferred Limited Partner Interests. Each distribution made pursuant to this Section 6.2(c)(ii)(A) shall be distributed to the Preferred Limited Partners in proportion to their respective Gross Unpaid Preferred Returns at the time of such distribution. Solely for purposes of this
                                  Section 6.2(c)(ii), Gross Unpaid Preferred
                                  Returns shall be determined by excluding from the calculation of distributions of Preferred Returns made pursuant to this Section 6.2(c)(ii)(A) the stated amounts of Preferred Limited Partner Interests issued in payment of Preferred Returns.





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                          (B)     Distributions shall be made to the Preferred
                                  Limited Partners in an amount equal to the aggregate Unreturned Preferred Limited Partner Balances of all Preferred Limited Partners. In determining Unreturned Preferred Limited Partner Balances for purposes of this
                                  Section 6.2(c)(ii)(B), the stated amount of Preferred Limited Partner Interests issued since the inception of the Partnership in payment of Preferred Return on any series of Preferred Limited Partner Interests shall not be considered as Preferred Limited Partner Contributions with respect to such series of Preferred Limited Partner Interests. Each distribution made pursuant to this Section 6.2(c)(ii)(B) shall be distributed to the Preferred Limited Partners in proportion to their respective Unreturned Preferred Limited Partner Balances."

         6. Section 8.11(c)(i), Put Price, shall be amended by deleting the phrase "September 4, 2001," in the first sentence and substituting the phrase "January 1, 2003,".

         7. Section 8.12(d), Call Price, shall be amended in the second to the last line after the phrase "Call Option Upon Death" by adding the phrase "or Disability".

         8. Section 12.11, Joinder of Meyer for Limited Purposes, shall be amended by deleting in the last line the word "not" and replacing it with the word "no".

         9.      The following revisions shall be made to Section 13.1, General
                 Definitions:

                 (a) The existing definition of "Disability" shall be deleted and the following definition shall be substituted in lieu thereof:

                                  "Disability" or "Disabled" means the
                                  inability of Schenkel because of any physical or emotional illness to perform his duties as the President and Chief Executive Officer of the Partnership or the General Partner for more than 30 hours per week and such inability to perform his duties shall have continued for a period of 60 or more consecutive days.

                 (b) The definition of "Eligible Partners" shall be modified by specifying that such term shall have the meaning set forth in Section 5.1(a)(i)(A)(1).

                 (c) The definition of "Flow Through Owners" shall be modified by specifying that such term shall have the meaning set forth in Section 5.2(a)(i)(E).

                 (d) The following definition of "Gross Unpaid Preferred Return" shall be added immediately after the definition of "General Partner":





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                                  "Gross Unpaid Preferred Return" shall have
                                  the meaning set forth in Section
                                  6.2(c)(ii)(A).

                 (e) The definition "Income Taxes" shall be modified by specifying that such term shall have the meaning set forth in Section 5.2(a)(i)(A)(2).

                 (f) The definition of "Mid-Am Capital Contribution Agreement" shall be modified by specifying that such term shall have the meaning set forth in Section 2.2(c).

                 (g) The definition of "Mid-Am Contribution Agreement" shall be amended by specifying that such term shall have the meaning set forth in Section 2.2(b).

                 (h) The definition of "Required Distribution Amount" shall be deleted and there shall be added a definition of "Partnership Tax Amount" which shall have the meaning set forth in Section 5.2(a)(i)(A).

                 (i) The definition of "Total Taxable Income" shall be deleted.

                 (j) The definition of "Undistributed Preferred Return" shall be deleted.

         10. The lead in to Section A.4.1.(a)(i) of the Appendix shall be omitted in its entirety and the following substituted in its place:

                                  "(i)     First, Net Profits shall be
                                  allocated ratably to the Preferred Limited
                                  Partners in accordance with the allocations of Net Profits set forth in the terms and conditions applicable to the various series of Preferred Limited Partner Interests issued by the Partnership."

         11. The lead in to Section A.4.1.(b) of the Appendix shall be omitted in its entirety and the following substituted in its place:

                                  "(b)     Preferred Return.  Each of the
                 Preferred Limited Partners shall be entitled to receive an allocation of Net Profits equal to a preferred return (the "Preferred Return") with respect to each series of Preferred Limited Partner Interest held by such Preferred Limited Partner as provided in the terms and provisions applicable to such series of Preferred Limited Partner Interest. The terms and conditions applicable to each series of Preferred Limited Partner Interest now authorized as provided in the Agreement are set forth in the following Exhibits to the Agreement:"

         12. Exhibit 2 shall be amended and restated in its entirety as set forth on the attached Exhibit 2.





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         13.     Exhibit 3 shall be amended and restated in its entirety as set forth on the attached Exhibit 3.

         14. Exhibit 4 shall be amended and restated in its entirety as set forth on the attached Exhibit 4.

         15. Exhibit 5 shall be amended and restated in its entirety as set forth on the attached Exhibit 5.

         16. Exhibit 6 shall be amended and restated in its entirety as set forth on the attached Exhibit 6.

         17. In all other respects, the Original Partnership Agreement shall remain in full force and effect.

         18. Joinder of Meyer for Limited Purposes. Meyer joins in the execution of this Amendment for the limited purpose of acknowledging the revisions made to Section 12.11 of the Original Partnership Agreement

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first written above, to be effective as of the Effective Time.

                                       GENERAL PARTNER:

                                       SFG MANAGEMENT LIMITED LIABILITY
                                       COMPANY


                                       By: /s/ PETE SCHENKEL
                                           -------------------------------------
                                           Its: PRESIDENT and CEO
                                                --------------------------------

                                       COMMON LIMITED PARTNERS:

                                            /s/ PETE SCHENKEL
                                            ------------------------------------
                                            Pete Schenkel

                                            DAIRY FARMERS OF AMERICA, INC.
                                            (formerly named MID-AMERICA
                                            DAIRYMEN, INC.)

                                            By: /s/ GERALD L. BOS
                                                --------------------------------
                                                Its: CFO
                                                     ---------------------------

                                       PREFERRED LIMITED PARTNERS:

                                            DAIRY FARMERS OF AMERICA, INC.
                                            (formerly named MID-AMERICA
                                            DAIRYMEN, INC.)


                                            By: /s/ GERALD L. BOS
                                                --------------------------------
                                                Its: CFO
                                                     ---------------------------

                                            MID-AM CAPITAL, L.L.C.


                                            By: /s/ GERALD L. BOS
                                                --------------------------------
                                                Its: CEO
                                                     ---------------------------

Joining for the limited purpose
specified in Section 18 of the Amendment

/s/ ALLEN A. MEYER
---------------------------------------
ALLEN A. MEYER




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                                   EXHIBIT 2

                      AMENDED AND RESTATED DESIGNATION OF
        SERIES A 10% PAYMENT-IN-KIND PREFERRED LIMITED PARTNER INTERESTS


         This Exhibit 2 constitutes an amendment and a restatement of a designation of a series of Preferred Interests pursuant to Section 2.4 of the Second Amended and Restated Agreement of Limited Partnership (the "Agreement"). This designation amends and restates the designation established in Appendix A to the Amended and Restated Agreement for the issuance of Series A Preferred Capital Interests of the Partnership on the terms set forth below. The defined terms used but not defined in this Exhibit 2 shall have the meaning ascribed thereto in the Agreement.

         1. Designation. Effective January 1, 1997, the Partnership designates and authorizes the issuance of Series A 10% Payment-in-Kind Preferred Limited Partner Interests ("Series A Preferred Interests") previously entitled the "Series A Preferred Capital Interests". Series A Preferred Interests may not be issued by the Partnership in excess of an original stated amount of $84,947,000, plus the amount of all Undistributed Preferred Returns, as defined in the Amended and Restated Agreement, as of June 30, 1997, except that an unlimited stated amount of Series A Preferred Interests may be issued by the Partnership in payment of Series A Preferred Return in accordance with
Section 4.

         2. Ranking. So long as Series A Preferred Interests are outstanding the Partnership will not issue any securities or interests ranking, as to participation in the profits or assets of the Partnership, senior to the Series A Preferred Interests other than in accordance with the Agreement and with the unanimous written consent of all holders of Series A Preferred Interests. The issuance of securities or interests ranking senior to the Series A Preferred Interests shall be deemed to adversely affect the rights of the Series A Preferred Interests under the Agreement. The Series A Preferred Interests shall rank pari passu with the Series B, C, D and E Preferred Interests and any other series that ranks pari passu with the Series A Preferred Interests; provided, however, the Preferred Return on the Series D Preferred Interests may, under certain conditions, be paid in cash prior to dissolution of the Partnership.

         3.      Preferred Return and Allocation of Net Profits.

                 (a) Definitions. For purposes of determining the Preferred Return on the Series A Preferred Interests and the allocation of Net Profits with respect thereto, the following definitions shall apply.

                          (i) "Allocated Preferred Return" means the amount of aggregate accumulated Net Profits allocated with respect to Preferred Return on the various series of Preferred Limited Partner Interests issued by the Partnership.

                          (ii) "Allocation Period" means a period for which an allocation of Net Profits is being determined.





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                          (iii)   "Series A Preferred Return" means a return
         calculated to provide a cumulative, semi- annually compounded return in an amount equal to ten percent (10%) per annum determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which the Series A Preferred Return is being determined, of the average daily balance of the sum of (a) the Series A Unreturned Preferred Limited Partner Balance outstanding, if any, from time to time during the period to which the Preferred Return relates, plus (b) the Unallocated Series A Preferred Return outstanding, if any, from time to time during the period to which the Preferred Return relates (excluding from such calculation, however, the Preferred Return for the period for which such calculation is being made), commencing on the date on which the applicable Series A Preferred Limited Partner Capital Contribution was made by the contributing Preferred Limited Partner. The Series A Preferred Return shall be calculated for each semi-annual period as of June 30 and December 31 and, to the extent not paid for any such period, the Series A Preferred Return shall cumulate on each June 30 and December 31 as provided herein and the amounts which so cumulate shall be added to the Series A Preferred Return as described above.

                          (iv) "Series A Allocated Preferred Return" means the Allocated Preferred Return on the Series A Preferred Interests, consisting of the aggregate accumulated Net Profits that are allocated with respect to Series A Preferred Returns as provided in Section 3(b) hereof and to be paid as provided in Section 4 hereof by the issuance of additional Series A Preferred Interests.

                          (v)     "Series A Net Profits" means for any
         Allocation Period the Net Profits of the Partnership multiplied by the fraction equal to (a) the Unallocated Series A Preferred Return, divided by (b) the aggregate of the Unallocated Preferred Returns of all series of Preferred Interests issued by the Partnership.

                          (vi) "Series A Unreturned Preferred Limited Partner Balance" means the Unreturned Preferred Limited Partner Balance for the Series A Preferred Interests.

                          (vii) "Unallocated Preferred Return" means with reference to any series of Preferred Limited Partner Interests issued by the Partnership, the excess of (a) the aggregate accumulated Preferred Return on such series of Preferred Limited Partner Interests (the "Accumulated Preferred Return"), over (b) the aggregate accumulated amount of Allocated Preferred Return on such series of Preferred Limited Partner Interests.

                          (viii) "Unallocated Series A Preferred Return" means the Unallocated Preferred Return on the Series A Preferred Interests.

                          (ix) "Unpaid Series A Preferred Return" means the excess of (a) the Series A Allocated Preferred Return, over (b) the aggregate accumulated amount of Series A Allocated Preferred Return paid as provided in Section 4 hereof by the issuance of additional Series A Preferred Interests.





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                 (b)      The Series A Preferred Interests shall receive an
         allocation of Net Profits, for purposes of Section A.4.1(b) of the Appendix, for each Allocation Period equal to the lesser of (i) the amount of Unallocated Series A Preferred Return measured as of the close of the Allocation Period, and (ii) the Series A Net Profits for such Allocation Period.

         4. Payment of Preferred Return. Except as provided in Sections 6 and 9, the Partnership shall not pay the Series A Allocated Preferred Return on Series A Preferred Interests in cash, but instead such Series A Allocated Preferred Return shall be paid by the issuance of additional Series A Preferred Interests in a stated amount equal to the Unpaid Series A Preferred Return. Such Series A Allocated Preferred Return shall be paid as of each June 30 and December 31. The Series A Preferred Interests issued in payment of the Series A Allocated Preferred Return shall be entitled to receive a Series A Preferred Return from the date of their issuance. Solely for purposes of determining such Series A Preferred Return, the stated amount of any Series A Preferred Interests previously issued in payment of Series A Allocated Preferred Return shall be considered as a Series A Preferred Limited Partner Contribution made at the time such Series A Preferred Interests were issued in payment of Series A Allocated Preferred Return.

         5. Subordination. The Series A Preferred Interests shall be subordinated in right of payment to all indebtedness of the Partnership.

         6. Payment Only Upon Dissolution. Except for the Optional Redemption provided for in Section 9, the Series A Preferred Interests, together with any Series A Allocated Preferred Return that has not yet been paid by the issuance of additional Series A Preferred Interests as provided in
Section 4 hereof, are payable in cash only upon dissolution of the Partnership.

         7. Preference on Liquidation. Upon dissolution of the Partnership, the Series A Preferred Interests shall have the priority established in Section 6.2 of the Agreement and shall be pari passu with the Series B, C, D and E Preferred Interests and any other series that ranks pari passu with the Series A Preferred Interests.

         8. Voting Rights. No holder of Series A Preferred Interests shall have voting rights or any right to participate in the management of the Partnership by reason of holding Series A Preferred Interests.

         9. Optional Redemption. Subject to the terms and provisions of any financing arrangements set forth in any agreement to which the Partnership is a party, the Series A Preferred Interests are redeemable in cash, at the option of the Partnership, in whole or in part from time to time, at the Call Price (as defined below).

                          (a) Redemption Price. The redemption price for the Series A Preferred Interests (the "Call Price") shall be the stated amount of the Series A Preferred Interests plus all Unpaid Series A Preferred Return plus all Unallocated Series A Preferred Return.





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                          (b)     Redemption Procedure.

                                  (i) Notice of any redemption pursuant to this Section 9 (a "Call Notice") of Series A Preferred Interests will be given by the Partnership by mail to each record holder to be redeemed not fewer than 30 nor more than 60 days prior to the date fixed for redemption thereof. For purposes of the calculation of the date of redemption and the dates on which the Call Notice is given, a Call Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to such holders of Series A Preferred Interests. Each Call Notice shall be addressed to such holders of Series A Preferred Interests at the address of the holder appearing in the books and records of the Partnership. No defect in the Call Notice or in the mailing thereof or publication of its contents shall affect the validity of the redemption proceedings.

                                  (ii) In the event that fewer than all the outstanding Series A Preferred Interests are to be redeemed, the Series A Preferred Interests to be redeemed will be selected at the Partnership's discretion.

                                  (iii)    If the Partnership gives a Call
                 Notice in respect of Series A Preferred Interests, then upon the date fixed for redemption of the Series A Preferred Interests, all rights of the holders of the Series A Preferred Interests so called for redemption will cease, except the right of the holders of such securities to receive the Call Price. In the event that any date fixed for redemption of Series A Preferred Interests is not a business day, then payment of the Call Price payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.

         10. Effective Date and Transition. The amendment and restatement of the designation of the Original Series A Preferred Interests shall be effective as of 3:00 p.m. on September 3, 1997 (the "Effective Time"). Preferred Return shall continue to accrue and cumulate on the Series A Preferred Interests from and after the Effective Time as provided herein. Any Undistributed Preferred Return, as defined in the Amended and Restated Agreement, due with respect to the Series A Preferred Interests as of the Effective Time shall not be paid in cash as provided in the Amended and Restated Agreement, but instead the following transition provisions shall apply:

                 (a) The excess of (i) the cumulative Preferred Return on the Series A Preferred Capital Interest, over (ii) the cumulative Net Profits allocated with respect thereto, determined under the Amended and Restated Agreement and measured as of the Effective Time, shall be treated as Unallocated Series A Preferred Return as of such date, and Series A Preferred Return shall continue to accrue with respect to such Unallocated Series A Preferred Return as provided herein.





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                 (b)      The excess of (i) aggregate accumulated Net Profits
         allocated with respect to the Series A Preferred Capital Interest, over (ii) all prior distributions of cash with respect to Preferred Returns on the Series A Preferred Capital Interest, determined under the Amended and Restated Agreement and measured as of the Effective Time, shall be treated as Unpaid Series A Preferred Return as of such date and shall be paid as provided in Section 4 hereof (on the dates specified in such Section 4 hereof) by issuing additional Series A Preferred Interests in a stated amount equal to such Unpaid Series A Preferred Return.

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                                   EXHIBIT 3


                                 DESIGNATION OF
        SERIES B 10% PAYMENT-IN-KIND PREFERRED LIMITED PARTNER INTERESTS


         This Exhibit 3 constitutes a designation in accordance with Section
2.4 of the Second Amended and Restated Agreement of Limited Partnership (the "Agreement"). This designation authorizes the issuance of Series B 10% Payment- in-Kind Preferred Limited Partner Interests of the Partnership under the terms set forth below. The defined terms used but not defined in this
Exhibit 3 shall have the meaning ascribed thereto in the Agreement.

         1. Designation. The Partnership hereby designates and authorizes the issuance of Series B 10% Payment-In- Kind Preferred Limited Partner
Interests ("Series B Preferred Interests").   Series B Preferred Interests may
not be issued by the Partnership in excess of an original stated amount of $90,000,000, except that an unlimited stated amount of Series B Preferred Interests may be issued by the Partnership in payment of Series B Preferred Return in accordance with Section 4.

         2. Ranking. So long as Series B Preferred Interests are outstanding the Partnership will not issue any securities or interests ranking, as to participation in the profits or assets of the Partnership, senior to the Series B Preferred Interests other than in accordance with the Agreement and with the unanimous written consent of all holders of Series B Preferred Interests. The issuance of securities or interests ranking senior to the Series B Preferred Interests shall be deemed to adversely affect the rights of the Series B Preferred Interests under the Agreement. The Series B Preferred Interests shall rank pari passu with the Series A, C, D and E Preferred Interests and any other series that ranks pari passu with the Series B Preferred Interests; provided, however, the Preferred Return on the Series D Preferred Interests may, under certain conditions, be paid in cash prior to dissolution of the Partnership.

         3.      Preferred Return and Allocation of Net Profits.

                 (a) Definitions. For purposes of determining the Preferred Return on the Series B Preferred Interests and the allocation of Net Profits with respect thereto, the following definitions shall apply.

                          (i) "Allocated Preferred Return" means the amount of aggregate accumulated Net Profits allocated with respect to Preferred Return on the various series of Preferred Limited Partner Interests issued by the Partnership.

                          (ii) "Allocation Period" means a period for which an allocation of Net Profits is being determined.





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                          (iii)   "Series B Preferred Return" means a return
         calculated to provide a cumulative, semi- annually compounded return in an amount equal to ten percent (10%) per annum determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which the Series B Preferred Return is being determined, of the average daily balance of the sum of (a) the Series B Unreturned Preferred Limited Partner Balance outstanding, if any, from time to time during the period to which the Preferred Return relates, plus (b) the Unallocated Series B Preferred Return outstanding, if any, from time to time during the period to which the Preferred Return relates (excluding from such calculation, however, the Preferred Return for the period for which such calculation is being made), commencing on the date on which the applicable Series B Preferred Limited Partner Capital Contribution was made by the contributing Preferred Limited Partner. The Series B Preferred Return shall be calculated for each semi-annual period as of June 30 and December 31 and, to the extent not paid for any such period, the Series B Preferred Return shall cumulate on each June 30 and December 31 as provided herein and the amounts which so cumulate shall be added to the Series B Preferred Return as described above.

                          (iv) "Series B Allocated Preferred Return" means the Allocated Preferred Return on the Series B Preferred Interests, consisting of the aggregate accumulated Net Profits that are allocated with respect to Series B Preferred Returns as provided in Section 3(b) hereof and to be paid as provided in Section 4 hereof by the issuance of additional Series B Preferred Interests.

                          (v)     "Series B Net Profits" means for any
         Allocation Period the Net Profits of the Partnership multiplied by the fraction equal to (a) the Unallocated Series B Preferred Return, divided by (b) the aggregate of the Unallocated Preferred Returns of all series of Preferred Interests issued by the Partnership.

                          (vi) "Series B Unreturned Preferred Limited Partner Balance" means the Unreturned Preferred Limited Partner Balance for the Series B Preferred Interests.

                          (vii) "Unallocated Preferred Return" means with reference to any series of Preferred Limited Partner Interests issued by the Partnership, the excess of (a) the aggregate accumulated Preferred Return on such series of Preferred Limited Partner Interests (the "Accumulated Preferred Return"), over (b) the aggregate accumulated amount of Allocated Preferred Return on such series of Preferred Limited Partner Interests.

                          (viii) "Unallocated Series B Preferred Return" means the Unallocated Preferred Return on the Series B Preferred Interests.

                          (ix) "Unpaid Series B Preferred Return" means the excess of (a) the Series B Allocated Preferred Return, over (b) the aggregate accumulated amount of Series B Allocated Preferred Return paid as provided in Section 4 hereof by the issuance of additional Series B Preferred Interests.





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                 (b)      The Series B Preferred Interests shall receive an
         allocation of Net Profits, for purposes of Section A.4.1(b) of the Appendix, for each Allocation Period equal to the lesser of (i) the amount of Unallocated Series B Preferred Return measured as of the close of the Allocation Period, and (ii) the Series B Net Profits for such Allocation Period.

         4. Payment of Preferred Return. Except as provided in Sections 6 and 9, the Partnership shall not pay the Series B Allocated Preferred Return on Series B Preferred Interests in cash, but instead such Series B Allocated Preferred Return shall be paid by the issuance of additional Series B Preferred Interests in a stated amount equal to the Unpaid Series B Preferred Return. Such Series B Allocated Preferred Return shall be paid as of each June 30 and December 31. The Series B Preferred Interests issued in payment of the Series B Allocated Preferred Return shall be entitled to receive a Series B Preferred Return from the date of their issuance. Solely for purposes of determining such Series B Preferred Return, the stated amount of any Series B Preferred Interests previously issued in payment of Series B Allocated Preferred Return shall be considered as a Series B Preferred Limited Partner Contribution made at the time such Series B Preferred Interests were issued in payment of Series B Allocated Preferred Return.

         5. Subordination. The Series B Preferred Interests shall be subordinated in right of payment to all indebtedness of the Partnership.

         6. Payment Only Upon Dissolution. Except for the Optional Redemption provided for in Section 9, the Series B Preferred Interests, together with any Series B Allocated Preferred Return that has not yet been paid by the issuance of additional Series B Preferred Interests as provided in
Section 4 hereof, are payable in cash only upon dissolution of the Partnership.

         7. Preference on Liquidation. Upon dissolution of the Partnership, the Series B Preferred Interests shall have the priority established in Section 6.2 of the Agreement and shall be pari passu with the Series A, C, D and E Preferred Interests and any other series that ranks pari passu with the Series B Preferred Interests.

         8. Voting Rights. No holder of Series B Preferred Interests shall have voting rights or any right to participate in the management of the Partnership by reason of holding Series B Preferred Interests.

         9. Optional Redemption. Subject to the terms and provisions of any financing arrangements set forth in any agreement to which the Partnership is a party, the Series B Preferred Interests are redeemable in cash, at the option of the Partnership, in whole or in part from time to time, at the Call Price (as defined below).

                          (a) Redemption Price. The redemption price for the Series B Preferred Interests (the "Call Price") shall be the stated amount of the Series B Preferred Interests plus all Unpaid Series B Preferred Return plus all Unallocated Series B Preferred Return.

                          (b)     Redemption Procedure.

                                  (i) Notice of any redemption pursuant to this Section 9 (a "Call Notice") of Series B Preferred Interests will be given by the Partnership by mail to each record holder to be redeemed not fewer than 30 nor more than 60 days prior to the date fixed for redemption thereof. For purposes of the calculation of the date of redemption and the dates on which the Call Notice is given, a Call Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to such holders of Series B Preferred Interests. Each Call Notice shall be addressed to such holders of Series B Preferred Interests at the address of the holder appearing in the books and records of the Partnership. No defect in the Call Notice or in the mailing thereof or publication of its contents shall affect the validity of the redemption proceedings.

                                  (ii) In the event that fewer than all the outstanding Series B Preferred Interests are to be redeemed, the Series B Preferred Interests to be redeemed will be selected at the Partnership's discretion.

                                  (iii)    If the Partnership gives a Call
                 Notice in respect of Series B Preferred Interests, then upon the date fixed for redemption of the Series B Preferred Interests, all rights of the holders of the Series B Preferred Interests so called for redemption will cease, except the right of the holders of such securities to receive the Call Price. In the event that any date fixed for redemption of Series B Preferred Interests is not a business day, then payment of the Call Price payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.


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                                       4

                                   EXHIBIT 4


                                 DESIGNATION OF
        SERIES C 10% PAYMENT-IN-KIND PREFERRED LIMITED PARTNER INTERESTS


         This Exhibit 4 constitutes a designation in accordance with Section
2.4 of the Second Amended and Restated Agreement of Limited Partnership (the "Agreement"). This designation authorizes the issuance of Series C 10% Payment- in-Kind Preferred Limited Partner Interests of the Partnership under the terms set forth below. The defined terms used but not defined in this
Exhibit 4 shall have the meaning ascribed thereto in the Agreement.

         1. Designation. The Partnership hereby designates and authorizes the issuance of Series C 10% Payment-in- Kind Preferred Limited Partner Interests ("Series C Preferred Interests"). Series C Preferred Interests may not be issued by the Partnership in excess of an original stated amount of $15,000,000 except that an unlimited stated amount of Series C Preferred Interests may be issued by the Partnership in payment of Series C Preferred Return in accordance with Section 4.

         2. Ranking. So long as Series C Preferred Interests are outstanding the Partnership will not issue any securities or interests ranking, as to participation in the profits or assets of the Partnership, senior to the Series C Preferred Interests other than in accordance with the Agreement and with the unanimous written consent of all holders of Series C Preferred Interests. The issuance of securities or interests ranking senior to the Series C Preferred Interests shall be deemed to adversely affect the rights of the Series C Preferred Interests under the Agreement. The Series C Preferred Interests shall rank pari passu with the Series A, B, D and E Preferred Interests and any other series that ranks pari passu with the Series C Preferred Interests; provided, however, the Preferred Return on the Series D Preferred Interests may, under certain conditions, be paid in cash prior to dissolution of the Partnership.

         3.      Preferred Return and Allocation of Net Profits.

                 (a) Definitions. For purposes of determining the Preferred Return on the Series C Preferred Interests and the allocation of Net Profits with respect thereto, the following definitions shall apply.

                          (i) "Allocated Preferred Return" means the amount of aggregate accumulated Net Profits allocated with respect to Preferred Return on the various series of Preferred Limited Partner Interests issued by the Partnership.

                          (ii) "Allocation Period" means a period for which an allocation of Net Profits is being determined.

                          (iii) "Series C Preferred Return" means a return calculated to provide a cumulative, semi- annually compounded return in an amount equal to ten percent (10%) per annum determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which the Series C Preferred Return is being determined, of the average daily balance of the sum of (a) the Series C Unreturned Preferred Limited Partner Balance outstanding, if any, from time to time during the period to which the Preferred Return relates, plus (b) the Unallocated Series C Preferred Return outstanding, if any, from time to time during the period to which the Preferred Return relates (excluding from such calculation, however, the Preferred Return for the period for which such calculation is being made), commencing on the date on which the applicable Series C Preferred Limited Partner Capital Contribution was made by the contributing Preferred Limited Partner. The Series C Preferred Return shall be calculated for each semi-annual period as of June 30 and December 31 and, to the extent not paid for any such period, the Series C Preferred Return shall cumulate on each June 30 and December 31 as provided herein and the amounts which so cumulate shall be added to the Series C Preferred Return as described above.

                          (iv) "Series C Allocated Preferred Return" means the Allocated Preferred Return on the Series C Preferred Interests, consisting of the aggregate accumulated Net Profits that are allocated with respect to Series C Preferred Returns as provided in Section 3(b) hereof and to be paid as provided in Section 4 hereof by the issuance of additional Series C Preferred Interests.

                          (v)     "Series C Net Profits" means for any
         Allocation Period the Net Profits of the Partnership multiplied by the fraction equal to (a) the Unallocated Series C Preferred Return, divided by (b) the aggregate of the Unallocated Preferred Returns of all series of Preferred Interests issued by the Partnership.

                          (vi) "Series C Unreturned Preferred Limited Partner Balance" means the Unreturned Preferred Limited Partner Balance for the Series C Preferred Interests.

                          (vii) "Unallocated Preferred Return" means with reference to any series of Preferred Limited Partner Interests issued by the Partnership, the excess of (a) the aggregate accumulated Preferred Return on such series of Preferred Limited Partner Interests (the "Accumulated Preferred Return"), over (b) the aggregate accumulated amount of Allocated Preferred Return on such series of Preferred Limited Partner Interests.

                          (viii) "Unallocated Series C Preferred Return" means the Unallocated Preferred Return on the Series C Preferred Interests.

                          (ix) "Unpaid Series C Preferred Return" means the excess of (a) the Series C Allocated Preferred Return, over (b) the aggregate accumulated amount of Series C Allocated Preferred Return paid as provided in Section 4 hereof by the issuance of additional Series C Preferred Interests.

                 (b) The Series C Preferred Interests shall receive an allocation of Net Profits, for purposes of Section A.4.1(b) of the Appendix, for each Allocation Period equal to the lesser of (i) the amount of Unallocated Series C Preferred Return measured as of the close of the Allocation Period, and (ii) the Series C Net Profits for such Allocation Period.

         4. Payment of Preferred Return. Except as provided in Sections 6 and 9, the Partnership shall not pay the Series C Allocated Preferred Return on Series C Preferred Interests in cash, but instead such Series C Allocated Preferred Return shall be paid by the issuance of additional Series C Preferred Interests in a stated amount equal to the Unpaid Series C Preferred Return. Such Series C Allocated Preferred Return shall be paid as of each June 30 and December 31. The Series C Preferred Interests issued in payment of the Series C Allocated Preferred Return shall be entitled to receive a Series C Preferred Return from the date of their issuance. Solely for purposes of determining such Series C Preferred Return, the stated amount of any Series C Preferred Interests previously issued in payment of Series C Allocated Preferred Return shall be considered as a Series C Preferred Limited Partner Contribution made at the time such Series C Preferred Interests were issued in payment of Series C Allocated Preferred Return.

         5. Subordination. The Series C Preferred Interests shall be subordinated in right of payment to all indebtedness of the Partnership.

         6. Payment Only Upon Dissolution. Except for the Optional Redemption provided for in Section 9, the Series C Preferred Interests, together with any Series C Allocated Preferred Return that has not yet been paid by the issuance of additional Series C Preferred Interests as provided in
Section 4 hereof, are payable in cash only upon dissolution of the Partnership.

         7. Preference on Liquidation. Upon dissolution of the Partnership, the Series C Preferred Interests shall have the priority established in Section 6.2 of the Agreement and shall be pari passu with the Series A, B, D and E Preferred Interests and any other series that ranks pari passu with the Series C Preferred Interests.

         8. Voting Rights. No holder of Series C Preferred Interests shall have voting rights or any right to participate in the management of the Partnership by reason of holding Series C Preferred Interests.

         9. Optional Redemption. Subject to the terms and provisions of any financing arrangements set forth in any agreement to which the Partnership is a party, the Series C Preferred Interests are redeemable in cash, at the option of the Partnership, in whole or in part from time to time, at the Call Price (as defined below).

                          (a) Redemption Price. The redemption price for the Series C Preferred Interests (the "Call Price") shall be the stated amount of the Series C Preferred Interests plus all Unpaid Series C Preferred Return plus all Unallocated Series C Preferred Return.

                          (b)     Redemption Procedure.

                                  (i) Notice of any redemption pursuant to this Section 9 (a "Call Notice") of Series C Preferred Interests will be given by the Partnership by mail to each record holder to be redeemed not fewer than 30 nor more than 60 days prior to the date fixed for redemption thereof. For purposes of the calculation of the date of redemption and the dates on which the Call Notice is given, a Call Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to such holders of Series C Preferred Interests. Each Call Notice shall be addressed to such holders of Series C Preferred Interests at the address of the holder appearing in the books and records of the Partnership. No defect in the Call Notice or in the mailing thereof or publication of its contents shall affect the validity of the redemption proceedings.

                                  (ii) In the event that fewer than all the outstanding Series C Preferred Interests are to be redeemed, the Series C Preferred Interests to be redeemed will be selected at the Partnership's discretion.

                                  (iii)    If the Partnership gives a Call
                 Notice in respect of Series C Preferred Interests, then upon the date fixed for redemption of the Series C Preferred Interests, all rights of the holders of the Series C Preferred Interests so called for redemption will cease, except the right of the holders of such securities to receive the Call Price. In the event that any date fixed for redemption of Series C Preferred Interests is not a business day, then payment of the Call Price payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.


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                                       4

                                   EXHIBIT 5

       DESIGNATION OF SERIES D 9 1/2% PREFERRED LIMITED PARTNER INTERESTS


         This Exhibit 5 constitutes a designation in accordance with Section
2.4 of the Second Amended and Restated Agreement of Limited Partnership (the "Agreement"). This designation authorizes the issuance of Series D 9 1/2% Preferred Limited Partner Interests of the Partnership under the terms set forth below. The defined terms used but not defined in this Exhibit 5 shall have the meaning ascribed thereto in the Agreement.

         1. Designation. The Partnership hereby designates and authorizes the issuance of Series D 9 1/2% Preferred Limited Partner Interests ("Series D Preferred Interests"). Series D Preferred Interests may not be issued by the Partnership in excess of an original stated amount of $30,000,000 except that an unlimited stated amount of Series D Preferred Interests may be issued by the Partnership in payment of Series D Preferred Return in accordance with Section 4.

         2. Ranking. So long as Series D Preferred Interests are outstanding the Partnership will not issue any securities or interests ranking, as to participation in the profits or assets of the Partnership, senior to the Series D Preferred Interests other than in accordance with the Agreement and with the unanimous written consent of all holders of Series D Preferred Interests. The issuance of securities or interests ranking senior to the Series D Preferred Interests shall be deemed to adversely affect the rights of the Series D Preferred Interests under the Agreement. The Series D Preferred Interests shall rank pari passu with the Series A, B, C and E Preferred Interests and any other series that ranks pari passu with the Series D Preferred Interests; provided, however, the Preferred Return on the Series D Preferred Interests may, under certain conditions, be paid in cash prior to dissolution of the Partnership.

         3.      Preferred Return and Allocation of Net Profits.

                          (a) Definitions. For purposes of determining the Preferred Return on the Series D Preferred Interests and the allocation of Net Profits with respect thereto, the following definitions shall apply.

                                  (i)      "Allocated Preferred Return" means
                 the amount of aggregate accumulated Net Profits allocated with respect to the various series of Preferred Limited Partner Interests issued by the Partnership.

                                  (ii)     "Allocation Period" means a period
                 for which an allocation of Net Profits is being determined.

                                  (iii)    "Series D Preferred Return" means a
                 return calculated to provide a cumulative, semi-annually compounded return in an amount equal to nine and one-half percent (9 1/2%) per annum determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which the Series D Preferred Return is being determined, of the average daily balance of the sum of (a) the Series D Unreturned Preferred Limited Partner Balance outstanding, if any, from time to time during the period to which the Preferred Return relates, plus (b) the Unallocated Series D Preferred Return outstanding, if any, from time to time during the period to which the Preferred Return relates (excluding from such calculation, however, the Preferred Return for the period for which such calculation is being made), commencing on the date on which the Series D Preferred Limited Partner Capital Contribution was made by the contributing Preferred Limited Partner. The Series D Preferred Return shall be calculated for each semi-annual period as of June 30 and December 31 and, to the extent not paid for any such period within 45 days after the close of such period, the Series D Preferred Return shall cumulate on each June 30 and December 31 as provided herein and the amounts which so cumulate shall be added to the Series D Preferred Return as described above.

                                  (iv)     "Series D Allocated Preferred
                 Return" means the Allocated Preferred Return on the Series D Preferred Interests, consisting of the aggregate accumulated Net Profits that are allocated with respect to Series D Preferred Returns as provided in Section 3(b) hereof and to be paid as provided in Section 4 hereof by the issuance of additional Series D Preferred Interests.

                                  (v) "Series D Net Profits" means for any Allocation Period the Net Profits of the Partnership multiplied by the fraction equal to (a) the Unallocated Series D Preferred Return, divided by (b) the aggregate of the Unallocated Preferred Returns of all series of Preferred Interests issued by the Partnership.

                                  (vi)     "Series D Unreturned Preferred
                 Limited Partner Balance" means the Unreturned Preferred Limited Partner Balance for the Series D Preferred Interests.

                                  (vii) "Unallocated Preferred Return" means with reference to any series of Preferred Limited Partner Interests issued by the Partnership, the excess of (a) the aggregate accumulated Preferred Return on such series of Preferred Limited Partner Interests (the "Accumulated Preferred Return"), over (b) the aggregate accumulated amount of Allocated Preferred Return on such series of Preferred Limited Partner Interests.

                                  (viii)   "Unallocated Series D Preferred
                 Return" means the Unallocated Preferred Return on the Series D Preferred Interests.

                                  (ix)     "Unpaid Series D Preferred Return"
                 means the excess of (a) the Series D Allocated Preferred Return, over (b) the aggregate accumulated amount of Series D Allocated Preferred Return paid as provided in Section 4 hereof either by payment in cash or by the issuance of additional Series D Preferred Interests.

                 (b) The Series D Preferred Interests shall receive an allocation of Net Profits, for purposes of Section A.4.1(b) of the Appendix, for each Allocation Period equal to the lesser of (i) the amount of Unallocated Series D Preferred Return measured as of the close of the Allocation Period, and (ii) the Series D Net Profits for such Allocation Period.

         4. Payment of Preferred Return. The Series D Allocated Preferred Return on the Series D Preferred Interests shall be paid in cash within 45 days of each June 30 and December 31, unless, at the time of such distribution, cash distributions are not permitted pursuant to the terms of any agreement to which the Partnership is a party. If payment of the Series D Allocated Preferred Return in cash is so prohibited, the Partnership shall pay the Series D Allocated Preferred Return in additional Series D Preferred Interests in a stated amount equal to the Unpaid Series D Preferred Return as of such payment date. The Series D Preferred Interests issued in payment of the Series D Allocated Preferred Return shall be entitled to receive a Series D Preferred Return from the date of their issuance. Solely for purposes of determining such Series D Preferred Return, the stated amount of any Series D Preferred Interests previously issued in payment of Series D Allocated Preferred Return shall be considered as a Series D Preferred Limited Partner Contribution made at the time such Series D Preferred Interests were issued in payment of Series D Allocated Preferred Return.

         5. Subordination. The Series D Preferred Interests shall be subordinated in right of payment to all indebtedness of the Partnership.

         6. Payment Only Upon Dissolution. Except as provided in Sections 4 and 9, the Series D Preferred Interests, together with all Series D Allocated Preferred Returns not previously paid in cash or in Series D Preferred Interests, are payable in cash only upon dissolution of the Partnership.

         7. Preference on Liquidation. Upon dissolution of the Partnership, the Series D Preferred Interests shall have the priority established in Section 6.2 of the Agreement and shall be pari passu with the Series A, B, C and E Preferred Interests and any other series that ranks pari passu with the Series D Preferred Interests.

         8. Voting Rights. No holder of Series D Preferred Interests shall have voting rights or any right to participate in the management of the Partnership by reason of holding Series D Preferred Interests.

         9. Optional Redemption. Subject to the terms and provisions of any financing arrangements set forth in any agreement to which the Partnership is a party, the Series D Preferred Interests are redeemable in cash, at the option of the Partnership, in whole or in part from time to time, at the Call Price (as defined below).

                          (a) Redemption Price. The redemption price for the Series D Preferred Interests (the "Call Price") shall be the stated amount of the Series D Preferred Interests plus all Unpaid Series D Preferred Return plus all Unallocated Series D Preferred Return.

                          (b)     Redemption Procedure.

                                  (i) Notice of any redemption pursuant to this Section 9 (a "Call Notice") of Series D Preferred Interests will be given by the Partnership by mail to each record holder to be redeemed not fewer than 30 nor more than 60 days prior to the date fixed for redemption thereof. For purposes of the calculation of the date of redemption and the dates on which the Call Notice is given, a Call Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to such holders of Series D Preferred Interests. Each Call Notice shall be addressed to such holders of Series D Preferred Interests at the address of the holder appearing in the books and records of the Partnership. No defect in the Call Notice or in the mailing thereof or publication of its contents shall affect the validity of the redemption proceedings.

                                  (ii) In the event that fewer than all the outstanding Series D Preferred Interests are to be redeemed, the Series D Preferred Interests to be redeemed will be selected at the Partnership's discretion.

                                  (iii)    If the Partnership gives a Call
                 Notice in respect of Series D Preferred Interests, then upon the date fixed for redemption of the Series D Preferred Interests, all rights of the holders of the Series D Preferred Interests so called for redemption will cease, except the right of the holders of such securities to receive the Call Price. In the event that any date fixed for redemption of Series D Preferred Interests is not a business day, then payment of the Call Price payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.


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                                       4

                                   EXHIBIT 6


                                 DESIGNATION OF
        SERIES E 10% PAYMENT-IN-KIND PREFERRED LIMITED PARTNER INTERESTS


         This Exhibit 6 constitutes a designation in accordance with Section
2.4 of the Second Amended and Restated Agreement of Limited Partnership (the "Agreement"). This designation authorizes the issuance of Series E 10% Payment- in-Kind Preferred Limited Partner Interests of the Partnership under the terms set forth below. The defined terms used but not defined in this
Exhibit 6 shall have the meaning ascribed thereto in the Agreement.

         1. Designation. The Partnership hereby designates and authorizes the issuance of an unlimited amount of Series E 10% Payment-in-Kind Preferred Limited Partner Interests ("Series E Preferred Interests").

         2. Ranking. So long as Series E Preferred Interests are outstanding the Partnership will not issue any securities or interests ranking, as to participation in the profits or assets of the Partnership, senior to the Series E Preferred Interests other than in accordance with the Agreement and with the unanimous written consent of all holders of Series E Preferred Interests. The issuance of securities or interests ranking senior to the Series E Preferred Interests shall be deemed to adversely affect the rights of the Series E Preferred Interests under the Agreement. The Series E Preferred Interests shall rank pari passu with the Series A, B, C, and D Preferred Interests and any other series that ranks pari passu with the Series E Preferred Interests; provided, however, the Preferred Return on the Series D Preferred Interests may, under certain conditions, be paid in cash prior to dissolution of the Partnership.

         3.      Preferred Return and Allocation of Net Profits.

                 (a) Definitions. For purposes of determining the Preferred Return on the Series E Preferred Interests and the allocation of Net Profits with respect thereto, the following definitions shall apply.

                          (i) "Allocated Preferred Return" means the amount of aggregate accumulated Net Profits allocated with respect to Preferred Return on the various series of Preferred Limited Partner Interests issued by the Partnership.

                          (ii) "Allocation Period" means a period for which an allocation of Net Profits is being determined.

                          (iii) "Series E Preferred Return" means a return calculated to provide a cumulative, semi- annually compounded return in an amount equal to ten percent (10%) per annum determined on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days occurring in the period for which the Series E Preferred Return is being determined, of the average daily balance of the sum of (a) the Series E Unreturned Preferred Limited Partner Balance outstanding, if any, from time to time during the period to which the Preferred Return relates, plus (b) the Unallocated Series E Preferred Return outstanding, if any, from time to time during the period to which the Preferred Return relates (excluding from such calculation, however, the Preferred Return for the period for which such calculation is being made), commencing on the date on which the applicable Series E Preferred Limited Partner Capital Contribution was made by the contributing Preferred Limited Partner. The Series E Preferred Return shall be calculated for each semi-annual period as of June 30 and December 31 and, to the extent not paid for any such period, the Series E Preferred Return shall cumulate on each June 30 and December 31 as provided herein and the amounts which so cumulate shall be added to the Series E Preferred Return as described above.

                          (iv) "Series E Allocated Preferred Return" means the Allocated Preferred Return on the Series E Preferred Interests, consisting of the aggregate accumulated Net Profits that are allocated with respect to Series E Preferred Returns as provided in Section 3(b) hereof and to be paid as provided in Section 4 hereof by the issuance of additional Series E Preferred Interests.

                          (v)     "Series E Net Profits" means for any
         Allocation Period the Net Profits of the Partnership multiplied by the fraction equal to (a) the Unallocated Series E Preferred Return, divided by (b) the aggregate of the Unallocated Preferred Returns of all series of Preferred Interests issued by the Partnership.

                          (vi) "Series E Unreturned Preferred Limited Partner Balance" means the Unreturned Preferred Limited Partner Balance for the Series E Preferred Interests.

                          (vii) "Unallocated Preferred Return" means with reference to any series of Preferred Limited Partner Interests issued by the Partnership, the excess of (a) the aggregate accumulated Preferred Return on such series of Preferred Limited Partner Interests (the "Accumulated Preferred Return"), over (b) the aggregate accumulated amount of Allocated Preferred Return on such series of Preferred Limited Partner Interests.

                          (viii) "Unallocated Series E Preferred Return" means the Unallocated Preferred Return on the Series E Preferred Interests.

                          (ix) "Unpaid Series E Preferred Return" means the excess of (a) the Series E Allocated Preferred Return, over (b) the aggregate accumulated amount of Series E Allocated Preferred Return paid as provided in Section 4 hereof by the issuance of additional Series E Preferred Interests.

                 (b) The Series E Preferred Interests shall receive an allocation of Net Profits, for purposes of Section A.4.1(b) of the Appendix, for each Allocation Period equal to the





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         lesser of (i) the amount of Unallocated Series E Preferred Return measured as of the close of the Allocation Period, and (ii) the Series E Net Profits for such Allocation Period.

         4. Payment of Preferred Return. Except as provided in Sections 6 and 9, the Partnership shall not pay the Series E Allocated Preferred Return on Series E Preferred Interests in cash, but instead such Series E Allocated Preferred Return shall be paid by the issuance of additional Series E Preferred Interests in a stated amount equal to the Unpaid Series E Preferred Return. Such Series E Allocated Preferred Return shall be paid as of each June 30 and December 31. The Series E Preferred Interests issued in payment of the Series E Allocated Preferred Return shall be entitled to receive a Series E Preferred Return from the date of their issuance. Solely for purposes of determining such Series E Preferred Return, the stated amount of any Series E Preferred Interests previously issued in payment of Series E Allocated Preferred Return shall be considered as a Series E Preferred Limited Partner Contribution made at the time such Series E Preferred Interests were issued in payment of Series E Allocated Preferred Return.

         5. Subordination. The Series E Preferred Interests shall be subordinated in right of payment to all indebtedness of the Partnership.

         6. Payment Only Upon Dissolution. Except for the Optional Redemption provided for in Section 9, the Series E Preferred Interests, together with any Series E Allocated Preferred Return that has not yet been paid by the issuance of additional Series E Preferred Interests as provided in
Section 4 hereof, are payable in cash only upon dissolution of the Partnership.

         7. Preference on Liquidation. Upon dissolution of the Partnership, the Series E Preferred Interests shall have the priority established in Section 6.2 of the Agreement and shall be pari passu with the Series A, B, C and D Preferred Interests and any other series that ranks pari passu with the Series E Preferred Interests.

         8. Voting Rights. No holder of Series E Preferred Interests shall have voting rights or any right to participate in the management of the Partnership by reason of holding Series E Preferred Interests.

         9. Optional Redemption. Subject to the terms and provisions of any financing arrangements set forth in any agreement to which the Partnership is a party, the Series E Preferred Interests are redeemable in cash, at the option of the Partnership, in whole or in part from time to time, at the Call Price (as defined below).

                          (a) Redemption Price. The redemption price for the Series E Preferred Interests (the "Call Price") shall be the stated amount of the Series E Preferred Interests plus all Unpaid Series E Preferred Return plus all Unallocated Series E Preferred Return.





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
                          (b)     Redemption Procedure.

                                  (i) Notice of any redemption pursuant to this Section 9 (a "Call Notice") of Series E Preferred Interests will be given by the Partnership by mail to each record holder to be redeemed not fewer than 30 nor more than 60 days prior to the date fixed for redemption thereof. For purposes of the calculation of the date of redemption and the dates on which the Call Notice is given, a Call Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to such holders of Series E Preferred Interests. Each Call Notice shall be addressed to such holders of Series E Preferred Interests at the address of the holder appearing in the books and records of the Partnership. No defect in the Call Notice or in the mailing thereof or publication of its contents shall affect the validity of the redemption proceedings.

                                  (ii) In the event that fewer than all the outstanding Series E Preferred Interests are to be redeemed, the Series E Preferred Interests to be redeemed will be selected at the Partnership's discretion.

                                  (iii)    If the Partnership gives a Call
                 Notice in respect of Series E Preferred Interests, then upon the date fixed for redemption of the Series E Preferred Interests, all rights of the holders of the Series E Preferred Interests so called for redemption will cease, except the right of the holders of such securities to receive the Call Price. In the event that any date fixed for redemption of Series E Preferred Interests is not a business day, then payment of the Call Price payable on such date will be made on the next succeeding day which is a business day (and without any interest or other payment in respect of any such delay), except that, if such business day falls in the next calendar year, such payment will be made on the immediately preceding business day.

         10. Additional Issuance of Series E Preferred Interests Authorized. The Partnership shall be authorized to issue additional Series E Preferred Interests under the circumstances specified in Sections 5.6 and 5.7 of the Agreement. The Partnership shall also issue additional Series E Preferred Interests to DFA if it shall pay to Borden any additional amounts relating to employee benefit plans in connection with the transactions contemplated by that certain Stock Purchase and Merger Agreement among Mid-Am (now DFA), Borden, Inc., BDH Two, Inc. and Borden/Meadow Gold Dairies Holdings, Inc., dated May 22, 1997. In that event, additional Series E Preferred Interests in a stated amount of the amount paid to Borden shall be issued to DFA as of the date of the payment to Borden.

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